UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

(Name of Registrant as Specified in Its Chart

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1.	Title of each class of securities to which transactions applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	6.	Amount Previously Paid:

	7.	Form, Schedule or Registration Statement No.:

	8.	Filing Party:

	9.	Date Filed:

FIRSTHAND TECHNOLOGY VALUE FUND, INC.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

April 26, 2022

Dear Fellow Stockholders:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc. (the “Company” or “SVVC”) on May 25, 2022, at 2:00 p.m., Pacific Time, at the Hilton San Jose hotel at 300 Almaden Boulevard, San Jose, CA 95110.

The matters for consideration at the meeting are:

i.	the election of one director of the Company;

ii.	the ratification of the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022;

iii.	a BINDING stockholder proposal to terminate all investment advisory and management agreements between Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc.; and

iv.	the transaction of such other business as may properly come before the meeting or any postponements or adjournments thereof.

The Company’s Board of Directors unanimously recommends that you vote FOR the election of its nominee for director and FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

The Company’s Board of Directors unanimously recommends that you vote AGAINST the BINDING stockholder proposal for the important reasons discussed in these proxy materials.

Enclosed with this letter are the formal notice of the meeting; the proxy statement, which gives detailed information about the Board nominee, the proposals submitted for your consideration and why the Board of Directors unanimously recommends that you vote FOR the election of its nominee for director, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm and AGAINST the BINDING stockholder proposal; and a written proxy for you to sign and return. Please also review the COVID-related precautions described in these materials that are required under state law for in-person business meetings such as this one.

Your vote is important. Please complete, sign, and date the enclosed BLUE proxy card and return it in the enclosed envelope. You also have the option of authorizing a proxy to vote your shares by telephone or via Internet, by following the instructions in the enclose BLUE proxy card. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Scott Klarquist, a dissident stockholder, has filed a proxy statement with the Securities and Exchange Commission which principally seeks to (i) elect himself as a director of the Company, (ii) ratify the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) terminate the Investment Management Agreement between the Company and Firsthand Capital Management, Inc.

For the reasons discussed in the accompanying proxy statement, the election of Scott Klarquist found in the separate proxy statement from Mr. Klarquist will not be considered at the Annual Meeting.

We strongly urge you NOT to sign or return any proxy cards sent by Scott Klarquist.  Any votes cast with respect to the election of Scott Klarquist in the separate proxy statement from Scott Klarquist will not be counted at the Annual Meeting.  Any votes validly cast with respect to the ratification of the independent registered public accounting firm or the proposal to terminate all investment advisory and management agreements between the Company and Firsthand Capital Management, Inc. in the separate proxy statement from Mr. Klarquist will be counted at the Annual Meeting.  Shares represented by valid proxies solicited by Mr. Klarquist also will be counted as present for purposes of determining the existence of a quorum.

If you have previously signed a proxy card from Scott Klarquist, you can revoke the earlier proxy and vote for our nominee, AGAINST the stockholder proposal to terminate all investment advisory and management agreements between the Company and Firsthand Capital Management, Inc. and on the other matters to be properly considered at the Annual Meeting by signing, dating and returning the enclosed BLUE proxy card in the enclosed postage-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the BLUE proxy card or by telephone using the toll-free number on the BLUE proxy card.

If you have any questions about the enclosed proxy or need assistance in voting your shares, please call 800.976.8776. Sincerely,

Kevin Landis
Chairman of the Board of Directors,
CEO and President

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Firsthand Technology Value Fund, Inc.:

NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company”), will be held on May 25, 2022, at 2:00 p.m., Pacific Time, at the Hilton San Jose hotel at 300 Almaden Boulevard, San Jose, CA 95110, to consider and vote on the following matters as more fully described in the accompanying proxy statement:

1.	the election of one Class II director of the Company to serve until the 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies;

2.	the ratification of the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2022;

3.	a BINDING stockholder proposal to terminate all investment advisory and management agreements between Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc.; and

4.	the transaction of such other business that may properly come before the meeting or any postponements or adjournments thereof.

Stockholders of record as of the close of business on March 15, 2022, are entitled to notice of and to vote at the meeting (or any postponement or adjournment of the meeting). Whether or not you plan to attend the meeting, we urge you to review these materials carefully and to authorize a proxy to vote your shares by submitting your BLUE proxy card as promptly as possible. You also have the option of authorizing a proxy to vote your shares by telephone or via Internet, by following the instructions in the enclosed BLUE proxy card.

Scott Klarquist, a dissident stockholder, has filed a proxy statement with the Securities and Exchange Commission relating to the Annual Meeting.  As discussed in the accompanying proxy statement, the election of Scott Klarquist as a director of the Company contained in the proxy statement from Mr. Klarquist will not be considered at the Annual Meeting.  Any votes validly cast with respect to the ratification of the independent registered public accounting firm or the proposal to terminate all investment advisory and management agreements between the Company and Firsthand Capital Management, Inc. in the separate proxy statement from Mr. Klarquist will be counted at the Annual Meeting.

The Board of Directors strongly urges you NOT to sign or return any proxy card sent to you by Scott Klarquist.  If you have previously signed a proxy card from Scott Klarquist, you can revoke the earlier proxy by signing, dating and returning the enclosed BLUE proxy card in the enclosed postage-paid envelope, or by authorizing your proxy electronically via the Internet using the Internet address on the BLUE proxy card or by telephone using the toll-free number on the BLUE proxy card.

We intend to hold the 2022 Annual Meeting in person as described herein. Described in these materials are important requirements under state law for attending a business meeting in person, which you should follow carefully if you plan to attend. However, as part of our precautions regarding COVID-19, we are planning for the possibility that the Company’s 2022 Annual Meeting may be held solely by means of remote communication. If we take this step, (i) we will announce the decision to do so in advance by filing Definitive Additional Materials with the Securities and Exchange Commission along with a notice of the changes to the Annual Meeting, and (ii) details on how to participate remotely will be available on the Company’s website at www.firsthandtvf.com.

By Order of the Board of Directors of the Company,

Kelvin Leung
Secretary

April 26, 2022
San Jose, California

TABLE OF CONTENTS
NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS	2
PROXY STATEMENT 2022 ANNUAL MEETING OF STOCKHOLDERS	4
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	5
PROPOSAL ONE — ELECTION OF DIRECTORS	8
NOMINEE FOR DIRECTOR	9
REMAINING DIRECTORS	10
DIRECTOR COMPENSATION	11
DIRECTOR DIVERSITY	11
COMMITTEES OF THE BOARD OF DIRECTORS	12
INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS, EXPERIENCE, ATTRIBUTES, OR SKILLS	13
BOARD RECOMMENDATION	14
PROPOSAL TWO — RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14
INDEPENDENT ACCOUNTING FEES AND POLICIES	15
AUDIT COMMITTEE REPORT	16
BOARD RECOMMENDATION	17
PROPOSAL THREE — BINDING STOCKHOLDER PROPOSAL	17
STOCKHOLDER PROPOSAL	17
THE BOARD’S OPPOSING STATEMENT	19
BOARD RECOMMENDATION	19
INFORMATION ABOUT EXECUTIVE OFFICERS	20
COMPENSATION DISCUSSION AND ANALYSIS	20
SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	21
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	22
CORPORATE GOVERNANCE	22
COMPENSATION COMMITTEE REPORT	25
OTHER MATTERS	25
MORE INFORMATION ABOUT THE MEETING	26
INVESTMENT ADVISER	26
ADMINISTRATOR	26
HOUSEHOLDING OF PROXY MATERIALS	26
STOCKHOLDER PROPOSALS	26

Firsthand Technology Value Fund, Inc.
150 Almaden Boulevard, Suite 1250
San Jose, CA 95113

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
May 25, 2022

This proxy statement is being sent to you by the Board of Directors (the “Board” or the “Board of Directors”) of Firsthand Technology Value Fund, Inc., a Maryland corporation (the “Company,” “SVVC,” “we,” “us,” or “our”), that is regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors is asking you to complete, sign, date, and return the enclosed proxy card, permitting your votes to be cast at the 2022 annual meeting (the “Annual Meeting”) of stockholders to be held on May 25, 2022, at 2:00 p.m., Pacific Time, at the Hilton San Jose hotel at 300 Almaden Boulevard, San Jose, CA 95110. Stockholders of record at the close of business on March 15, 2022 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. You are entitled to one vote for each share of common stock you hold at the close of business on the Record Date on each matter on which holders of such shares are entitled to vote. This proxy statement and enclosed BLUE proxy card are first being mailed to stockholders on or about April 26, 2022.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 25, 2022: You should have received, in an earlier mailing, our Annual Report to stockholders for the fiscal year ended December 31, 2021. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 800.976.8776. The report will be sent to you without charge. Our reports can be accessed on our website (www.firsthandtvf.com) or on the Securities and Exchange Commission’s (the “SEC”) website (www.sec.gov). The Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated as a result of these references.

Firsthand Capital Management, Inc. (“FCM” or the “Investment Advisor”) externally manages and advises us pursuant to our investment management agreement. FCM is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. FCM provides investment advice to investment funds and other clients, focusing on the technology and alternative energy sectors. As of December 31, 2021, FCM managed approximately $400 million. FCM may be contacted at the address listed above.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

In this section of the proxy statement, we answer some common questions regarding the Annual Meeting and voting at the Annual Meeting.

Q.	WHAT AM I BEING ASKED TO CONSIDER AND VOTE ON AT THE ANNUAL MEETING?

A.	The matters to be considered and voted upon at the Annual Meeting are:

●

The election of the Class II Director to serve until the Company’s 2025 Annual Meeting of Stockholders and until his successor is duly elected and qualifies. The director currently serving in Class II is Nicholas Petredis.

●	The ratification of the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

●	A BINDING stockholder proposal to terminate all investment advisory and management agreements between the Company and the Investment Advisor.

●	The transaction of such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.

The Board of Directors unanimously recommends that you vote FOR the election of its nominee for director and FOR the ratification of the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm.

The Board of Directors unanimously recommends that you vote AGAINST the BINDING stockholder proposal for the important reasons discussed in this proxy statement.

Q.	WHAT IS THE BOARD OF DIRECTORS POSITION REGARDING SCOTT KLARQUIST SOLICITING PROXIES FOR THE ANNUAL MEETING?

A.	Scott Klarquist, a dissident stockholder, has filed a proxy statement with the Securities and Exchange Commission which principally seeks to (i) elect himself as a director of the Company, (ii) ratify the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, and (iii) terminate the Investment Management Agreement between the Company and Firsthand Capital Management, Inc.

The Board of Directors has determined that Scott Klarquist is not eligible for election at the Annual Meeting, as his nomination was not submitted in accordance with the Company’s Bylaws.

Under the Bylaws, in order for a nomination or other business proposal to be considered at the Annual Meeting, written notice containing the information required by the Bylaws must have been delivered to the Secretary of the Company not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date the Company’s proxy statement was released to stockholders for the preceding year’s annual meeting. Among other information requirements, Section 11 of Article II of the Bylaws requires each stockholder submitting a nomination (including Mr. Klarquist) to include “all information relating to the Proposed Nominee (as defined in the Bylaws) that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.” Mr. Klarquist’s submission failed to provide all of the information required by Regulation 14A of the Exchange Act.

Any votes cast with respect to the election of Scott Klarquist at the Annual Meeting will not be counted at the Annual Meeting, as Scott Klarquist will not be considered for election as a director at the Annual Meeting. Any votes validly cast with respect to the ratification of the independent registered public accounting firm or the proposal to terminate all investment advisory and management agreements between the Company and Firsthand Capital Management, Inc. in the separate proxy statement from Mr. Klarquist will be counted at the Annual Meeting. Shares represented by valid proxies solicited by Mr. Klarquist also will be counted as present for purposes of determining the existence of a quorum.

Q.	HOW CAN I VOTE?

A.

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed BLUE proxy card to cast the votes you are entitled to cast at the Annual Meeting by completing, signing, dating and returning the enclosed BLUE proxy card. You also have the option of authorizing a proxy to vote your shares by telephone or via Internet, by following the instructions in the enclosed proxy card. Stockholders of record as of the close of business on the Record Date, or their duly authorized proxies also may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, we urge you to return your proxy card or authorize a proxy to vote your shares by telephone or via the Internet. Authorizing a proxy to vote your shares will ensure that your vote is cast should your plans change.

Q.	HOW PROXIES WILL BE VOTED?

A.

All proxies solicited by the Board of Directors that are properly authorized at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions specified. If no instructions are specified, the persons named as proxies will cast such votes FOR the election of the nominee for director, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm and AGAINST the BINDING stockholder proposal. We know of no other matters to be properly presented at the Annual Meeting. However, if another proposal is properly presented at the Annual Meeting, the persons named as proxies on the enclosed proxy card will cast votes on each proposal in their sole discretion.

Proxies solicited by Scott Klarquist will not be voted at the Annual Meeting with the respect to the election of Mr. Klarquist at the Annual Meeting, as his nomination may not be properly brought before the Annual Meeting under the Company’s Bylaws. Any votes validly cast with respect to the ratification of the independent registered public accounting firm or the proposal to terminate all investment advisory and management agreements between the Company and Firsthand Capital Management, Inc. in the separate proxy statement from Scott Klarquist will be counted at the Annual Meeting.

Q.	CAN I REVOKE MY PROXY?

A.	Yes. At any time before it has been exercised, you may revoke your proxy by:

●	sending a letter revoking your proxy to the Secretary of the Company at our offices located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113;

●	properly executing and sending a later-dated proxy card; or

●	attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person. Attendance in person at the Annual Meeting alone will not revoke your proxy.

Q:	DO I HAVE APPRAISAL RIGHTS?

A:	A shareholder does not have appraisal rights with respect to any proposals to be voted on at the Annual Meeting regardless how the shareholder votes a proxy.

Q.	IF I HAVE ALREADY AUTHORIZED MY PROXY TO VOTE FOR SCOTT KLARQUIST FOR ELECTION AS A DIRECTOR , IS IT TOO LATE TO CHANGE MY MIND?

A.	No. To change your vote, simply sign, date and return the enclosed BLUE proxy card in the enclosed postage-paid envelope, or authorize a proxy to vote by telephone or via the Internet in accordance with the instructions in the BLUE proxy card. We strongly urge you to revoke any proxy card you may have returned to Scott Klarquist. Only your latest dated proxy will count at the Annual Meeting.

Q.	WHAT CONSTITUTES A QUORUM?

A.

The presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast at the Annual Meeting constitutes a quorum for the purposes of the Annual Meeting. No business may be conducted at the Annual Meeting if a quorum is not present. Abstentions and broker “non-votes”, if any, will be counted as present for purposes of determining a quorum. A broker non-vote is a vote that is not cast on a non- routine matter because the shares entitled to cast the vote are held in “street name,” the broker lacks discretionary authority to vote the shares and the broker has not received voting instructions from the beneficial owner.

If a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

Q.	WHAT IS THE REQUIRED VOTE FOR APPROVAL OF EACH PROPOSAL PROPERLY PRESENTED AT THE ANNUAL MEETING?

A.

Proposal One. The election of Mr. Petredis as a Class II Director requires the affirmative vote of a plurality of the votes cast at the Annual Meeting, which means that the director nominee with the greatest number of votes cast will be elected. Each share of common stock is entitled to one vote in the election of the director nominated at the Annual Meeting. For the purposes of Proposal One, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the election of Mr. Petredis. There is no cumulative voting in the election of directors.

Proposal Two. The ratification of the appointment of Tait, Weller & Baker LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the Annual Meeting on the proposal. Each share of common stock is entitled to one vote. For purposes of the vote on Proposal Two, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote. Because the ratification of the appointment of Tait, Weller & Baker LLP is typically a discretionary item, generally, brokers, banks, trusts or other nominees holding shares that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

Proposal Three. The BINDING stockholder proposal to terminate the investment advisory and management agreements between the Company and the Investment Advisor requires the affirmative vote of the “majority of the outstanding voting securities” of the Company. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Company present at the Annual Meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Company.

If the stockholder proponent, or its representative who is qualified under state law, is present at the Annual Meeting and properly submits Proposal Three for a vote, then Proposal Three will be voted on at the Annual Meeting. For purposes of the vote on Proposal Three, abstentions and broker non-votes will not be counted as votes cast and will have the effect of vote against the Proposal.

Q.	WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

A.

The Board of Directors does not know of any matters to be properly presented at the Annual Meeting other than those referred to in this proxy statement. A dissident stockholder submitted a nominee for election at the Annual Meeting. The Board of Directors has determined that the nominee is not eligible for election at the Annual Meeting, as the nominee was not submitted in accordance with the Company’s Bylaws. Accordingly, the election of the nominee will not be considered at the Annual Meeting.

If other matters are properly presented at the Annual Meeting (or any postponement or adjournment thereof) for consideration, and you properly authorize a proxy, the persons named as proxy holders will have the discretion to vote on those matters for you.

Q:	WHAT ARE THE COVID-RELATED PRECAUTIONS FOR ATTENDING THE ANNUAL MEETING?

A:

Under California law, the Company is allowed to hold the Annual Meeting in person. It is possible that state law requirements will change before the Annual Meeting is held or that the Annual Meeting will not be permitted to be held in person. If we instead hold the Annual Meeting by remote communication, we will announce the decision in advance by making a further filing with the Securities and Exchange Commission. We will also use similar means to announce the introduction of any new COVID-related restrictions for meeting attendance imposed by the State of California or Santa Clara County.

Q.	WHO IS SOLICITING MY VOTE?

A.	In this proxy statement, the Board of Directors is soliciting your vote for matters properly submitted for consideration by stockholders at the Annual Meeting.

Q.	WHO PAYS FOR THIS SOLICITATION OF PROXIES?

A.

The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses, and all other costs, in connection with this solicitation of proxies will be borne by the Company. We will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of our shares. Additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, FCM, our transfer agent, or by brokers or their representatives. We will pay all costs of preparing, assembling, printing and distributing the proxy materials as well as the solicitation of all proxies. We have retained Georgeson LLC to assist in soliciting proxies for a fee of $5,000, plus reasonable out-of-pocket expenses. We may solicit proxies on behalf of the Board of Directors through the mail, in person, electronically, and by telecommunications. We will, upon request, reimburse brokerage firms and others for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock. We will not pay any of our representatives or FCM any additional compensation for their efforts to supplement proxy solicitation.

Q.	CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report are available on the Internet at www.firsthandtvf.com.

This information summarizes information that is included in more detail in the proxy statement. We urge you to
read the proxy statement carefully.
If you have questions, call 800.976.8776.

PROPOSAL ONE
ELECTION OF DIRECTORS

Under our charter, our Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III). We currently have five directors.

Class	Term*	Directors
I	to serve until the Annual Meeting of Stockholders in 2024	Greg Burglin Rodney Yee
II	to serve until the Annual Meeting of Stockholders in 2022	Nicholas Petredis
III	to serve until the Annual Meeting of Stockholders in 2023	Kimun Lee Kevin Landis
* Each director serves until the Annual Meeting of Stockholders for the designated year and until his successor is duly elected and qualifies.

The director whose term is expiring at this year’s Annual Meeting is the Class II director, Nicholas Petredis. The Board has nominated him for election at the Annual Meeting, to serve until the 2025 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

The Board knows of no reason why the nominee will be unable to serve, and the nominee has consented to serve if elected. If the nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote in their discretion for another nominee designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise instructed) FOR the election of Mr. Petredis as the Class II director.

The following tables set forth the nominee’s and each remaining director’s name and age; position(s) with us and length of time served; principal occupation during the past five years; and other directorships held during the past five years. The address for the nominee and all directors is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on the nominee and remaining directors follows the table.

The directors who are not “interested persons,” as defined in the 1940 Act, of FCM, or our underwriters in offerings of our securities from time to time, as defined in the 1940 Act, are referred to herein as “Independent Directors.” None of our Independent Directors, nor any of their immediate family members, has been a director, officer or employee of FCM or its affiliates within the last five years.

For information regarding the Fund’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Independent Director
Nicholas Petredis (born 1951)	Director (to serve until the 2022 Annual Meeting of Stockholders). Served since 2014.	Mr. Petredis is a principal of Petredis Law Offices from 1994 to present. He was the Chief Compliance Officer for Firsthand Funds from 2008 to 2013 and Chief Compliance Officer of the Company from 2010 to 2013. He is also of counsel to Terra Law, LP, and Moser Taboada.	1	None

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

REMAINING DIRECTORS

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Interested Person
Kevin Landis (2) (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2023 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; President, Chairman and Founder of Firsthand Funds since 1994; Portfolio Manager of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999, and of Firsthand Technology Leaders Fund from 1997 to 2012; Portfolio Manager of the Company since April 2011.	3

Current: Firsthand Funds (since 1994); Hera Systems, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Revasum, Inc.; Silicon Genesis Corp.; Wrightspeed, Inc. (other than Firsthand Funds, all private technology portfolio companies)

Former: Hiku Labs, Inc. (from August 2015 through October 2016); Phunware, Inc. (from March 2014 through January 2018); QMAT, Inc. (from December 2012 to December 2019); Vufine, Inc. (from March 2015 through May 2019); Telepathy Investors Inc. (July 2014 through December 2020).

Independent Directors
Greg Burglin (born 1960)	Director (to serve until the 2024 Annual Meeting of Stockholders). Served since 2010.	Tax consultant for more than 5 years.	3	Current: Firsthand Funds
Kimun Lee (born 1946)	Director (to serve until the 2023 Annual Meeting of Stockholders). Served since 2010.	Mr. Lee is a California-registered investment adviser. In addition, he has also conducted a consulting business under the name Resources Consolidated since January 1980.	3

Current: Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that sponsors iShares S&P GSCI Commodity-Indexed Trust, iShares Gold Trust, and iShares Silver Trust. Since April 2013, Mr. Lee has served as a trustee of Firsthand Funds (2 portfolios). Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust (5 portfolios).

Rodney Yee (born 1960)	Director (to serve until the 2024 Annual Meeting of Stockholders). Served since 2014. Also served from 2010 to 2013.	Mr. Yee is a financial industry professional operating as an independent consultant since September 2014. From September 2015 to present Mr. Yee is Manager of Finance and Schools for the San Francisco Archdiocese.	1	Current: None From 2010 through 2013 Mr. Yee also served as a trustee for Firsthand Funds (2 portfolios).

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

(2)	Mr. Landis is an “interested person” of the Company because he is an owner, an officer, and an employee of FCM.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid by us during the fiscal year ended December 31, 2021, to the Independent Directors. No compensation is paid to directors who are “interested persons.” We have no retirement or pension plans or any compensation plans under which our equity securities were authorized for issuance.

Name	Fees Earned or Paid in Cash (Total Compensation)
Independent Directors
Greg Burglin	$50,000
Kimun Lee	$50,000
Nicholas Petredis	$50,000
Rodney Yee	$50,000

Interested Director
Kevin Landis	None

Our directors and officers who are “interested persons” because of their employment by FCM, including all our executive officers, serve without any compensation from us. Each of the Independent Directors receives $50,000 per annum plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regularly-scheduled in-person board meeting. In addition, we purchase directors and officers liability insurance on behalf of our directors and officers, who are covered under the same joint policy that covers FCM and Firsthand Funds.

DIRECTOR DIVERSITY

Demographic Background
	Female	Male	Non-Binary	Did not Disclose Gender
African American or Black
Alaskan Native or Native American
Asian		2
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		1
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background				2

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board has four standing committees: (1) the Audit Committee, (2) the Valuation Committee, (3) the Nominating Committee and (4) the Compensation Committee.

AUDIT COMMITTEE

The members of the Audit Committee are Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations, is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act, and is able to read and understand financial statements as required by the Nasdaq Stock Market corporate governance regulations. Mr. Yee serves as chairman of the Audit Committee. Our Board of Directors has determined that Mr. Yee is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Yee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee is responsible for approving our independent registered public accounting firm, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants, and reviewing the adequacy of our internal accounting controls. For the fiscal year ended December 31, 2021, the Audit Committee met 4 times. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available on the Company’s website at www.firsthandtvf.com.

VALUATION COMMITTEE

The members of the Valuation Committee are Greg Burglin, Nicholas Petredis, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Burglin serves as chairman of the Valuation Committee. The Valuation Committee is responsible for aiding our Board of Directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The Board of Directors and Valuation Committee may use the services of nationally recognized independent valuation firms or the advice of FCM to help them determine the fair value of these securities. For the fiscal year ended December 31, 2021, the Valuation Committee met 4 times. The Valuation Committee operates under a written charter adopted by the Board of Directors. A copy of the Valuation Committee Charter is available on the Company’s website at www.firsthandtvf.com.

NOMINATING COMMITTEE

The members of the Nominating Committee are Kimun Lee, Nicholas Petredis and Rodney Yee, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Lee serves as chairman of the Nominating Committee. The Nominating Committee is responsible for nominating and corporate governance matters. This includes the responsibilities of selecting, researching, and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles, and overseeing the evaluation of the Board and our management. For the fiscal year ended December 31, 2021, the Nominating Committee met 1 time. The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available on the Company’s website at www.firsthandtvf.com.

COMPENSATION COMMITTEE

The members of the compensation committee are Nicholas Petredis, Greg Burglin, Kimun Lee, and Rodney Yee, each of whom is independent for purposes of the Nasdaq Stock Market corporate governance regulations and is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Mr. Petredis serves as chairman of the Compensation Committee. The compensation committee is responsible for overseeing the discharge of, or assisting the Board in discharging, the

Board’s responsibilities relating to the Company’s executive officers as well as the compensation of the independent directors. During the fiscal year ended December 31, 2021, the compensation committee met 1 time. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter is available on the Company’s website at www.firsthandtvf.com.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS HELD

The following table shows the number of meetings held for the Company during the fiscal year ended December 31, 2021:

Board of Directors	4
Audit Committee	4
Valuation Committee	4
Nominating Committee	1
Compensation Committee	1

All directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Company does not currently have a policy with respect to Board member attendance at annual meetings of stockholders.

Please refer to “Corporate Governance” on page 22 below for a review of the Board’s leadership structure, role in risk oversight, and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,
EXPERIENCE, ATTRIBUTES, OR SKILLS

The Board believes that each of its directors has the qualifications, experience, attributes, and skills (“Director Attributes”) appropriate to his continued service as a director of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that he has the ability to critically review, evaluate, and access information provided. Certain of these business and professional experiences are set forth in detail in the charts above. Messrs. Landis, Burglin, Lee and Yee have served on boards for organizations other than the Company, and, except for Mr. Yee who did not serve on the Board for part of 2013 and 2014 and Mr. Petredis who joined the Board in 2014, each has served on the Board of the Company since its inception. In addition, each of the directors has substantial boardroom experience and/or, in his service to the Company, has gained substantial insight into the operation of the Company and has demonstrated a commitment to discharging his duties as a director.

In addition to the information provided in the charts above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the charts above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work together, to communicate effectively to exercise judgment and ask incisive questions, and commitment to stockholder interests. The Board annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, the Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

INFORMATION ABOUT INDEPENDENT DIRECTORS

Greg Burglin, 60, is an accounting and tax specialist and has been a tax consultant for more than 5 years. Mr. Burglin’s tax and accounting expertise enables him to provide valuable counsel to the Company, and he currently chairs our Valuation Committee, which is responsible for aiding our Board of Directors in fair value pricing our illiquid securities.

Mr. Burglin has also served as Trustee to Firsthand Funds, a Delaware statutory trust, since November 2008. In determining Mr. Burglin’s qualifications to serve on the Board, the Board considered Mr. Burglin’s familiarity with FCM and service on the board of a registered investment company. Mr. Burglin holds a bachelor’s degree in Business Administration from University of California at Berkeley and a Master’s Degree in Taxation from Golden Gate University.

Kimun Lee, 74, is a registered investment adviser and a principal of Resources Consolidated, an investment banking and consulting firm he founded in 1980. He also has extensive experience as a director of registered investment companies. Since September 2009, Mr. Lee has served as a principal and director of iShares Delaware Trust Sponsor LLC, a commodity pool operator that operates iShares S&P GSCI Commodity-Indexed Trust, iShares Gold Trust, and iShares Silver Trust. Since April 2013, Mr. Lee has served as a trustee of Firsthand Funds, a mutual fund complex. Since April 2014, Mr. Lee has served as a trustee of FundX Investment Trust, a mutual fund complex. Mr. Lee also previously served as a member of the Board of Directors of Fremont Mutual Funds, Inc., a mutual fund complex. In determining Mr. Lee’s qualifications to serve on the Board, the Board considered Mr. Lee’s extensive business and governance experience, which is reflected in the leadership he provides to our Board. Mr. Lee holds a Bachelor’s Degree from University of the Pacific and an MBA from University of Nevada, Reno. He has also completed the Stanford University Executive Education program in Corporate Governance for Directors.

Nicholas Petredis, 69, is a practicing attorney and has been principal of Petredis Law Offices since 1994. He has been of counsel to Terra Law, LP from 2011 to the present and to Mosher Taboada from November 2007 to the present. He was the Chief Compliance Officer for Firsthand Funds from 2008 to 2013 and Chief Compliance Officer of the Company from 2010 to 2013. In determining Mr. Petredis’s qualifications to serve on the Board, the Board considered Mr. Petredis’s experience in legal regulatory and compliance matters. Mr. Petredis holds a bachelor’s degree in Political Science from Salem College, a Master’s Degree in Planning and Public Administration from Pepperdine School of Law.

Rodney Yee, 60, is a financial industry professional operating as an independent consultant since September 2014. From September 2015 to present Mr. Yee serves as Manager of Finance and Schools for the San Francisco Archdiocese. Mr. Yee was COO, CFO, and Treasurer of ASA Limited (a Bermuda based SEC registered closed- end fund traded on the NYSE) from August 2010 to August 2014, and before then Mr. Yee was COO and CCO of CCM Partners (an SEC registered investment adviser) from November 2005 to August 2010. From 2004 to 2005, Mr. Yee served as CFO of Matthews International Capital Management (an SEC registered investment adviser) and Treasurer of Mathews Asian Funds. In determining Mr. Yee’s qualifications to serve on the Board, the Board considered Mr. Yee’s experience in accounting and auditing matters related to the investment management industry. Mr. Yee holds a Bachelor’s Degree in Accounting from San Jose State University, and an MBA from University of Phoenix.

INFORMATION ABOUT INTERESTED DIRECTORS

Kevin Landis, 59, in addition to being President and Chief Investment Officer of FCM, is also the President and Chief Executive Officer of Firsthand Funds, which he co- founded in 1994. Mr. Landis is a well-known technology investor who serves as portfolio manager for Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund, each a series of Firsthand Funds. He currently serves on the boards of directors at a number of private technology portfolio companies: Hera Systems, Inc., IntraOp Medical Corporation, Pivotal System Corp., Revasum, Inc., Silicon Genesis Corporation and Wrightspeed, Inc. From August 2015 through October 2016, (other than Firsthand Funds, all private technology portfolio companies) Mr. Landis served as a director of Hiku Labs, Inc., from March 2014 through January 2018, Mr. Landis served as a director of Phunware, Inc., from March 2015 through May 2019, Mr. Landis served as a director of Vufine, Inc., from December 2012 through December 2019, Mr. Landis served as a director of QMAT, Inc., and from July 2014 to December 2020, Mr. Landis served as a director of Telepathy Investors Inc. In determining Mr. Landis’ qualifications to serve on the Board, the Board considered Mr. Landis’s over two decades of experience in engineering, market research, product management, and investing in the technology sector. Mr. Landis appears regularly on CNBC, CNBC Asia, and Bloomberg News, and has been featured in Forbes, Fortune, Time, and Money magazines. Mr. Landis holds a Bachelor’s Degree in Electrical Engineering and Computer Science from the University of California at Berkeley and an MBA from Santa Clara University.

BOARD RECOMMENDATION

PROPOSAL ONE

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT

DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE

NOMINEE AS A DIRECTOR.

PROPOSAL TWO
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of the Company, including all of the Company’s Independent Directors, have appointed Tait, Weller & Baker LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2022, and are submitting the appointment of Tait, Weller & Baker LLP to the stockholders for ratification.

Tait, Weller & Baker LLP has audited the financial statements of the Company since inception and has informed us that it has no direct or indirect material financial interest in the Company or in FCM.

A representative of Tait, Weller & Baker LLP will be present at the Annual Meeting to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee normally meets two times each year with representatives of Tait, Weller & Baker LLP to discuss the scope of its engagement and review the financial statements of the Company and the results of its examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

AUDIT AND RELATED FEES

Audit Fees. The aggregate fees billed to us by Tait, Weller & Baker LLP during fiscal years 2020 and 2021 for professional services rendered with respect to the audit of our financial statements were $37,500 and $37,500, respectively.

Audit-Related Fees. For professional services for assurance and related services reasonably related to the performance of the audits of our annual financial statements for fiscal years 2020 and 2021, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $9,000 and $9,000, respectively.

Tax Fees. For professional services for tax compliance, tax advice and tax planning for fiscal years 2020 and 2021, we were billed by Tait, Weller & Baker LLP for fees in the amounts of $5,000 and $5,000, respectively.

All Other Fees. We were not billed by Tait, Weller & Baker LLP for any fees for services other than those described above during either of the past two fiscal years.

Aggregate Non-Audit Fees. We were not billed by Tait, Weller & Baker LLP for any amounts for any non-audit services during either of the past two fiscal years. In addition, neither FCM nor any entity controlling, controlled by, or under common control with FCM that provides ongoing services to us, was billed by Tait, Weller & Baker LLP for any non- audit services during either of the last two fiscal years.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

Before the auditor is engaged (i) by us to render audit, audit related or permissible non-audit services to us or (ii) with respect to non-audit services to be provided by the auditor to FCM or any entity in the investment company complex, if the nature of the services provided relate directly to our operations or financial reporting, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to FCM. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre- approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with Tait, Weller & Baker LLP, the Audit Committee approved in advance all audit services and non- audit services that Tait, Weller & Baker LLP provided to us (with respect to our operations and financial reporting). None of the services rendered by Tait, Weller & Baker LLP to us or FCM were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered whether the provision of non-audit services rendered by Tait, Weller & Baker LLP to FCM and any entity controlling, controlled by, or under common control with FCM that were not required to be pre-approved by the Audit Committee is compatible with maintaining Tait, Weller & Baker LLP ‘s independence.

AUDIT COMMITTEE REPORT

The Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (the “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors. Among other responsibilities, the Audit Committee reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors and the Audit Committee meets periodically with the independent auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee also selects, retains, evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee is currently composed of three Directors. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board. Each committee member is “independent” in accordance with Nasdaq Stock Market corporate governance regulations.

The Audit Committee, in discharging its responsibilities, has met with and held discussions with management and the Company’s independent auditors. The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Audit Committee, the committee has recommended that the Board include the audited financial statements in the Company’s Annual Report on Form 10-K.

Submitted by the Audit Committee

Rodney Yee
Greg Burglin
Kimun Lee

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE
INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE APPOINTMENT OF TAIT, WELLER & BAKER LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

PROPOSAL THREE
(BINDING Stockholder Proposal)
Stockholder Proposal to terminate the investment advisory and management agreements between
Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc.

A stockholder, Donald Chambers, submitted the following proposal for inclusion in the Company’s proxy materials. If the stockholder, or a representative of the stockholder who is qualified under state law, is present and properly submits the proposal for a vote at the Annual Meeting, then the proposal will be voted on at the Annual Meeting. The Board of Directors unanimously recommends that you vote AGAINST the proposal. The proposal and the stockholder’s supporting statement, exactly as received from the stockholder, are set forth below and are followed by the Board’s explanation of its reasons for opposing the proposal.

SHAREHOLDER PROPOSAL AND SUPPORTING STATEMENT

Donald R. Chambers, 3012 Orourke Road, The Villages, FL 32163, beneficial owner of approximately 115,500 shares of Firsthand Technology Value Fund, Inc. (“SVVC”), submits the following proposal for consideration at the 2022 annual meeting of SVVC shareholders (or the next shareholder meeting if any shareholder meeting is held prior to the next annual meeting of shareholders).

RESOLVED: All investment advisory and management agreements between Firsthand Technology Value Fund, Inc. and Firsthand Capital Management, Inc. shall be terminated.

Supporting Statement:

The fees being paid to Firsthand Capital Management and the poor performance of SVVC’s assets must end. I urge shareholders to vote “Yes” to this proposal for the following reasons (based on publicly available information and personal computations):

The market returns of SVVC’s stock and two benchmarks over the life of SVVC through 12/31/2020 using data reported in the “Performance Graph” of SVVC’s 2020 annual report are:

Description	Non-Annualized Return 4/18/2011-12/31/2020	12/31/2020 Value of $10,000 Investment
SVVC	- 78.1%	$2,190
S&P 500	+ 247.5%	$34,747
NASDAQ Composite	+ 425.2%	$52,517

SVVC’s since-inception market return (-78.1%) has been disastrous and inferior to relevant benchmarks due to high fees and poor asset selection/management. SVVC’s 2% annual management fee (on gross assets) is roughly a 7.4% annual fee based on the recent market value of the equity (i.e., $4.36 on 11/30/21). Accordingly, the discount of SVVC’s market price to its NAV has been very large - recently over 70%.

Disastrous investment decisions and exorbitant fees have been destroying SVVC. In response, shareholders overwhelmingly approved Proposal #3 at the 2020 annual shareholders meeting (held July 2020) urging Directors to: “... seek and pursue any and all measures.. .to allow shareholders to exit SWC near its NAV” including orderly termination, liquidation, mergers, or other measures.

Based on the investment management services needed in light of Proposal #3, SVVC can be more effectively managed by the Board without the expensive investment advisory agreements with Firsthand Capital Management, Inc. This proposal does not prevent the Fund’s Board of Directors from overseeing the Fund’s investments nor does it prevent the Board from executing an orderly exit through liquidation, merger or other measures as shareholders requested. This proposal terminates the current investment advisory and management agreements and therefore: (1) Terminates the huge fees, and (2) Removes incentives of the extant investment advisor to delay an orderly liquidation of the Fund’s assets.

The enormous fees (based on estimated gross asset values) need to be terminated and the disastrous investments need to be liquidated.

Disclosure: Mr. Chambers is a part-time employee of Biltmore Capital Advisors (BCA). The only shares of SVVC currently held at BCA are non-discretionary shares in the account of Mr. Chambers. Mr. Chambers has recused himself from all decisions at BCA regarding SVVC transactions or voting (except for Mr. Chambers’ own shares) while this proposal is under consideration.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST THIS
BINDING STOCKHOLDER PROPOSAL FOR THE REASONS SET FORTH BELOW.

THE BOARD’S OPPOSING STATEMENT

The Board of Directors of the Company and the Independent Directors strongly oppose this proposal. The proposal has been submitted by a dissident stockholder that the Board believes is seeking quick short-term gains at the expense of long-term stockholders. The strategy employed by the Company, a publicly-traded venture capital fund, requires considerable time and close attention, and often considerable follow-on investments, to realize potential returns. Actions pursued, including the dismissal of management, with the goal of short-term gains in stock price would interfere with the Company’s ability to realize potential long-term gains from significant portions of the Company’s current investment portfolio and other investments under consideration.

The Board believes that approval of the proposal would likely severely impair the short-term and long-term value of the Company’s investment portfolio because, among other reasons, the dissident stockholder has not provided any plan for the management of the Company’s investments after a termination of the Investment Management Agreement. Terminating the Investment Management Agreement without specifying a viable alternative has significant negative implications for the Company and is not in the best interests of all stockholders. The termination of the Investment Management Agreement without a successor in place would lead to considerable disruptions in the Company’s investment process. Mr. Chambers suggests that the Board of Directors of the Company could take responsibility for overseeing the Company’s investments. However, given the Company’s technical and sophisticated investment strategy of technology venture capital investing, it is not appropriate for directors (who are neither venture capital investors nor fund managers) to manage the Company for any length of time.

In particular, business development companies (BDCs) are required to provide “significant managerial assistance” to portfolio companies of the BDC. Indeed, officers and employees of the Investment Advisor today provides guidance on management, operations, and business strategies to several of the Fund’s portfolio companies.

The Board cannot ascertain whether Mr. Chambers’s proposal, which the Board believes is deliberately designed to force the Company to operate without an investment advisor, is intended to create a vacuum so that Mr. Chambers’s firm can bid for the contract. However, the Board notes that Mr. Chambers’s investment advisory firm appears to have no experience managing venture capital portfolios or business development companies, which have numerous complex regulatory requirements.

Your Board is confident the Investment Advisor is acting in the best interest of all stockholders and will create the most value by continuing to execute on its strategic plans to grow the underlying value of the Company. Considering the Company’s performance and the significant potential damage that would result from removing the Company’s management without a suitable replacement, your Board strongly recommends you vote AGAINST the proposal.

ADDITIONAL INFORMATION ABOUT THE INVESTMENT MANAGEMENT AGREEMENT RELEVANT TO THIS PROPOSAL

Under the terms of the Investment Management Agreement, dated April 15, 2011, between the Company and the Investment Advisor, the Investment Advisor:

•	determines the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio, and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments made by the Company (including performing due diligence on prospective portfolio companies); and
•	monitors the investments held by the Company.

Mr. Landis, the Investment Advisor’s President and Chief Executive Officer, and sole owner, has been primarily responsible for the Company’s portfolio management since the Company’s inception.  Biographical information for Mr. Landis is provided under Proposal One.  The Investment Advisor’s principal place of business is located at 150 Almaden Boulevard, Suite 1250, San Jose, California  95113.

Pursuant to the Investment Management Agreement, the Company pays the Investment Advisor a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00% of the Company’s gross assets.  For purposes of determining the Company’s gross assets, the Company values derivative instruments based on their respective current fair market value.  For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears.  The base management fee will be calculated based on the average of (1) the value of the Company’s  gross assets at the end of the current calendar quarter and (2) the value of the Company’s  gross assets at the end of the preceding calendar quarter; and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.  Base management fees for any partial month or quarter will be pro-rated.  For the year ended December 31, 2021, total management fees earned by the Company to the Investment Adviser were $2,220,811.  The incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20% of the Company’s  realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees. For the year ended December 31, 2021, there were no incentive fee adjustments. For the year ended December 31, 2020, there were no incentive fee adjustments. For the year ended December 31, 2019, there was an incentive fee reversal of ($9,261,847).

The Investment Management Agreement was initially approved by the Company’s Board of Directors, including a majority of the directors who were not interested persons of the Investment Advisor, on September 10, 2010 and was approved by the Company’s initial stockholder on April 1, 2011.  Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its effective date.  It will remain in effect from year to year thereafter if approved annually by the Company’s  Board of Directors, or by the affirmative vote of the holders of a majority of the Company’s  outstanding voting securities (as defined in the 1940 Act), including, in either case, approval by a majority of the Company’s directors who are not interested persons.  The Investment Management Agreement will automatically terminate in the event of its assignment.  The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other.  The Investment Management Agreement was most recently renewed for an additional one-year term by the Board of Directors on August 13, 2021.

Below is a description of the specific materials provided, factors considered, and conclusions reached by the Board, including a majority of the Independent Directors, relating to re-approval of the Company’s Investment Management Agreement.

Nature, Extent and Quality of Services:  The Board received and considered various data and information regarding the nature, extent and quality of services provided to the Company by the Investment Advisor. The most recent Form ADV for the Investment Advisor was provided to the Board, as were written and oral responses of the Investment Advisor to an information request submitted by independent legal counsel on behalf of the Independent Directors. The Board reviewed these responses, which included among other things, information about the background and experience of the investment personnel of the Investment Advisor primarily responsible for day-to-day portfolio management of the Company. The Board also reviewed the Investment Advisor’s overall ability to continue to manage and administer the Company as well as to oversee the service providers to the Company.

The Board evaluated the ability of the Investment Advisor, considering its financial condition, resources, reputation and other attributes, to attract and retain highly qualified investment professionals, including research, advisory, supervisory and administrative personnel. In this regard, the Board considered information regarding the structure of the Investment Advisor’s compensation program for its personnel involved in the management and administration of the Company, including incentive and retirement plans.

The Board considered the effectiveness of policies of the Company in achieving the best execution of portfolio transactions, whether and to what extent “soft dollar” benefits are used, the extent to which efforts are made to recapture transaction costs and the controls applicable to brokerage allocation procedures. The Board recognized that the Company’s investment transactions generally are privately negotiated by the Investment Advisor in complex transactions rather than executed through a broker in a traditional exchange transaction. The Board reviewed the policies of the Investment Advisor regarding the allocation of portfolio investment opportunities among the Company and other clients. The Board noted that the Investment Advisor does not use “traditional soft-dollar” arrangements, where soft-dollar credits are generated based on the level of trades and then used for products or services from third parties. The Board also noted that the Investment Advisor, from time to time, entered into arrangements where it received research (including invitations to conferences) from broker-dealers that the Investment Advisor used to execute client trades, and that from time to time the Investment Advisor had retained specialized technology consultants or other experts, at the expense of the Company with approval of the Board, for the purpose of evaluating some aspect of a prospective or existing portfolio holding. The Board also considered that the Investment Advisor had outsourced the trading function to achieve certain operating efficiencies.

The Board also considered the market for the Company’s stock and the challenges associated with the Company’s raising additional capital under current market conditions.

In addition, the Board received and reviewed information on SEC and other inquiries, examinations and proceedings relating to the Company and Investment Advisor. The Board considered the investment and legal compliance programs of the Investment Advisor, including its implementation of enhanced compliance policies and procedures in response to SEC rule changes and other regulatory initiatives, and the level of compliance attained by the Investment Advisor.

Based on the above factors, together with those referenced below, the Board, including a majority of the Independent Directors, concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services provided to the Company by the Investment Advisor.

Company Performance:  The Board considered the Company’s NAV performance and common stock performance results over the past year and since its inception on April 18, 2011. It also considered these results in comparison to the NAV performance results of the Company compared to relevant benchmark indices and comparable funds. The Board referenced the presentation regarding performance that had occurred earlier in the meeting.

Investment Advisory Fee Rate and Other Expenses:  The Board reviewed and considered the contractual management fee rate and incentive fee payable by the Company to the Investment Advisor for investment advisory services (“Advisory Fee Rate”). Additionally, the Board received and considered information comparing the Advisory Fee Rate and the total expense ratio of the Company with those of other funds in an appropriate peer universe. The Board noted that the Company’s advisory fee structure was comparable to that of funds in the business development company comparison group, and given that many funds in the comparison group utilized leverage in their investment strategies, the Company’s effective Advisory Fee Rate for holders of its common stock was lower than its peers. It was noted that certain incentive fees normally charged to the Company had been reversed during 2019, which resulted in the Company having a negative annual expense ratio for that calendar year.  It was also noted that underperformance during the past year by the Company’s public company holdings had resulted in lower incentive fees to the Company but that the annual expense ratio compared favorably to the expense ratios of the Company’s peer universe of funds.

Profitability: The Board received and considered a profitability analysis of the Investment Advisor with respect to the Company. The Board concluded that, in light of the costs of providing investment management and other services to the Company, the profits and other ancillary benefits that the Investment Advisor received with regard to providing these services were not excessive.

Economies of Scale:  The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Company, whether the Company has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale with respect to the Company. The consensus was that the Company is not large enough at this time to produce material economies of scale.

Information about Services to Other Clients:  The Board also received and considered information about the services and fee rates offered by the Investment Advisor to its other clients, two registered investment companies also managed by the Investment Advisor. The Board concluded that the Advisory Fee Rate charged by the Investment Advisor to the Company was not comparable to other clients of the Investment Advisor given the substantial differences in the services provided and the investment strategy employed. Where rates offered to those two clients were lower, the Board concluded that the costs associated with managing and operating a registered closed-end business development company when compared with a registered investment company provided a justification for a higher fee rate, notwithstanding a fee that contains a performance component.

Other Benefits to the Investment Advisor: The Board received and considered information regarding potential “fall-out” or ancillary benefits to the Investment Advisor as a result of its relationship with the Company. Such benefits could include, among others, benefits directly attributable to the relationship of the Adviser with the Company (such as “soft dollar” benefits) and benefits potentially derived from an increase in the business of the Investment Advisor as a result of its relationship with the Company (such as the ability to market to shareholders other financial products offered by the Investment Advisor).

Other Factors and Broader Review:  Throughout the year, the Board regularly reviews and assesses the quality of the services that the Company receives from the Investment Advisor. In this regard, the Board reviews reports of the Investment Advisor in each of its quarterly meetings, which include, among other things, a detailed portfolio review and detailed fund performance reports. In addition, the Board interviews the portfolio manager of the Company at various times throughout the year.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING ALL OF THE INDEPENDENT
DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THE BINDING
STOCKHOLDER PROPOSAL

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each of our officer’s name; position(s) with us and length of time served; principal occupation during the past five years; and other directorships. The address for all of our officers is 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. Additional biographical information on each officer follows the table, excluding Kevin Landis, whose information is described on page 13 under the heading “Information About Each Director’s Qualifications, Experience, Attributes or Skills.”

Name (Year Born)	Position(s) Held with Registrant, Proposed Term of Office/ Time of Service	Principle Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During the Past Five Years
Kevin Landis (born 1961)	Chairman of the Board of Directors, President and Chief Executive Officer. Director (to serve until the 2023 Annual Meeting of Stockholders), elected annually as an officer. Served since 2010.	President of FCM since 2009; Chairman and Founder of Firsthand Funds since 1994; Portfolio Manger of Firsthand Alternative Energy Fund since 2007, of Firsthand Technology Opportunities Fund since 1999 and of Firsthand Technology Learders Fund from 1997-2012; Portfolio Manager of the Company since April 2011.	3

Current: Firsthand Funds (since 1994); Hera Systems, Inc.; IntraOp Medical Corp.; Pivotal Systems Corp.; Revasum, Inc.; Silicon Genesis Corp.; Wrightspeed, Inc. (other than Firsthand Funds, all private technology portfolio companies)

Former: Hiku Labs, Inc. (from August 2015 through October 2016); Phunware, Inc. (from March 2014 through January 2018); QMAT, Inc. (from December 2012 to December 2019); Vufine, Inc. (from March 2015 through May 2019); Telepathy Investors Inc. (July 2014 through December 2020).

Omar Billawala (born 1961)	Chief Financial Officer. Served since 2014	Chief Operating Officer and Chief Financial Officer of Firsthand Capital Management, Inc. from 1999 to Preset. Treasurer of Firsthand Funds from 2011 to Present.	N/A	N/A
Nichole Mileski (born 1971)	Chief Compliance Officer, Served since 2013.	Corporate counsel of FCM since 2013. Corporate Paralegal of FCM from 2011 to 2013.	N/A	N/A

(1)

The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, FCM, and, as a result, the Fund Complex included the Company and Firsthand Funds, a family of open-end funds registered under the 1940 Act that are managed by FCM.

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between FCM (our external manager) and us, our external manager is responsible for supervising the investments and reinvestments of the Company’s assets. Our external manager, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the Investment Management Agreement. We pay management fees to our external manager for its advisory and other services performed under the Investment Management Agreement.

Our executive officers who manage our regular business are employees of our external manager or its affiliates. Accordingly, we do not directly pay any salaries, bonuses, or other compensation to our executive officers. We do not have employment agreements with our executive officers. We do not provide pension or retirement benefits, perquisites, or other personal benefits to our executive officers. We do not maintain any compensation plans under which our equity securities are authorized for issuance. We do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of the Company.

The Investment Management Agreement does not require our external manager to dedicate specific personnel to fulfilling its obligation to us under the Investment Management Agreement or require personnel to dedicate a specific amount of time. In their capacities as executive officers or employees of our external manager or its affiliates, they devote a portion of their time to our affairs as required for the performance of the duties of our external manager under the Investment Management Agreement.

Our executive officers are compensated by our external manager. We understand that our external manager takes into account the performance of the Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for the Company, certain of our executive officers receive compensation for services performed for various investment funds of our external manager. However, our external manager cannot segregate and identify that portion of the compensation awarded to, earned by, or paid to our executive officers that relates exclusively to their services to us. Our external manager compensates our Chief Compliance Officer, subject to reimbursement by us of a portion of the related costs of that Officer’s services to us, all based on terms and in amounts determined and approved by our Board of Directors.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of February 28, 2022, the number of shares of our common stock beneficially owned by each of our current directors and executive officers as a group, and certain beneficial owners, according to information furnished to us by such persons. Based on statements publicly filed with the SEC, as of February 28, 2022, we are aware of no person who beneficially owns more than 5% of our outstanding common stock except as disclosed below. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and, unless indicated otherwise, includes voting or investment power with respect to the securities.

Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class (1)
Independent Directors
Greg Burglin	2,250	*
Kimun Lee	700	*
Nicholas Petredis	0	*
Rodney Yee	0	*

Interested Director
Kevin Landis	660,445	9.6%

Executive Officers
Omar Billawala	113	*
Nichole Mileski	0	*

*	Less than 1% of class.
(1)	Based on 6,893,056 shares of common stock outstanding as of February 28, 2022.

The following table sets forth as of February 28, 2022, the dollar range of our equity securities beneficially owned by each of our directors. We are part of a “family of investment companies,” as that term is defined in the 1940 Act.

Director	Dollar Range[1] of Our Equity Securities	Aggregate Dollar Range[1] of Equity Securities in All Registered Investment Companies[2] Overseen by Director in Fund Complex[3]
Independent Directors
Greg Burglin[3]	$10,001 - $50.000	$10,001 - $50.000
Kimun Lee[3]	$1 - $10,000	$1 - $10,000
Nicholas Petredis	None	None
Rodney Yee	None	None
Interested Director
Kevin Landis[3]	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000 or over $100,000.
(2)	The Company is incorporated in Maryland.
(3)

Each of Greg Burglin, Kimun Lee and Kevin Landis is a member of the board of trustees of Firsthand Funds, which operates Firsthand Alternative Energy Fund and Firsthand Technology Opportunities Fund. FCM serves as investment advisor for each of these funds.

None of the independent directors or any of their immediate family members own beneficially or of record any securities in the Investment Adviser or our underwriters in the offering of our securities from time to time, as defined in the 1940 Act, or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or such underwriters.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into the Investment Management Agreement with FCM, in which the chairman of our Board of Directors and our Chief Executive Officer and Chief Financial Officer have ownership and financial interests, as disclosed in the Form ADV of FCM. The other investment professionals of the Investment Adviser may also serve as principals of other investment managers affiliated with FCM that may currently and also in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the Chief Financial Officer and Chief Compliance Officer, and the other senior investment professionals whom FCM currently retains, serve or may serve as officers, directors, or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with FCM. However, FCM intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of the Investment Adviser.

CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Company’s business and affairs are managed under the direction of its Board of Directors, including the responsibilities performed for us pursuant to our investment management agreement. Among other things, the Board of Directors sets broad policies for the Company; approves the appointment of the Company’s investment adviser, administrator, and officers; and approves the engagement, and reviews the performance of, the Company’s independent registered accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of Directors currently consists of five directors, four of whom are not “interested persons,” as defined in the 1940 Act. We refer to these individuals as our “Independent Directors.” As part of each regular Board meeting, the Independent Directors meet separately from management and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under the bylaws of the Company (the “Bylaws”), the Chairman of the Board presides over meetings of the Board of Directors and the Board of Directors may designate a chairman to preside over meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. The Company does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that its flexibility to determine its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. Landis serves as Chairman of the Board of Directors. Mr. Landis is an “interested person” of the Company, as defined in the 1940 Act, by virtue of his employment relationship with FCM. The Company believes that Mr. Landis’s history with the Company, familiarity with FCM’s investment platform and extensive experience in the field of technology-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit, Valuation, Compensation, and Nominating Committees are appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. The Board of Directors believes that this Board leadership structure—a combined Chairman of the Board and Chief Executive Officer and committees led by Independent Directors—is the optimal structure for the Company at this time. Since the Chief Executive Officer has the most extensive knowledge of the various aspects of the Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of the Company, the Board has determined that Mr. Landis is the most qualified individual to lead the Board and serve in the key position as Chairman. The Board has also concluded that this structure allows for efficient and effective communication with the Board.

The Board of Directors does not currently have a designated lead independent director. Instead, all of the Independent Directors play an active role on the Board of Directors. The Independent Directors compose a majority of the Board of Directors and are closely involved in all material deliberations related to the Company. The Board of Directors believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

BOARD ROLE IN RISK OVERSIGHT

The Board oversees the services provided by FCM, including certain risk management functions. Risk management is a broad concept composed of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees receive reports on the Company’s activities, including regarding the Company’s investment portfolio and its financial accounting and reporting. The Board also reviews reports at least quarterly, and meets at least once annually with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The Audit Committee’s meetings with the Company’s independent public accounting firm also contribute to its oversight of certain internal control risks. In addition, the Board meets periodically with representatives of the Company and FCM to receive reports regarding the management of the Company, including certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

The Company believes that the Board’s roles in risk oversight must be evaluated on a case-by-case basis and that its existing role in risk oversight is appropriate. Management believes that the Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or FCM, its affiliates, or other service providers.

ANTI HEDGING POLICY

The Company has an anti-hedging policy applicable to directors and officers. The policy prohibits directors and officers from engaging in, among other things, short sales, hedging transactions, or trading in put and call options with respect to the Company’s securities. The Company believes that prohibiting these types of transactions will help ensure that the economic interests of all directors, officers, and employees will not differ from the economic interests of the Company’s stockholders.

NOMINEES FOR DIRECTOR

The Nominating Committee evaluates candidates’ qualifications for Board membership. The Nominating Committee takes diversity of a particular candidate and overall diversity of the Board into account when considering and evaluating candidates for Director. While the Nominating Committee has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would complement or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee may also consider other factors or attributes as it may determine to be appropriate in its judgment. The Nominating Committee believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee has not established any litmus test or quota relating to these matters that must be satisfied before an individual may be nominated to serve as a Director. The Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, the Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Stockholders may recommend candidates to our Board. Any recommendation should include any supporting material the stockholder considers appropriate in support of that recommendation but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected. All recommendations for nomination received by the Secretary will be presented to the Nominating Committee for its consideration.

COMMUNICATIONS BETWEEN STOCKHOLDERS AND THE BOARD OF DIRECTORS

Stockholders may send communications to the Board of Directors. Communications should be addressed to the Secretary of the Company at our principal offices at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113. The sender should indicate in the address whether it is intended for the entire Board, the independent directors as a group or an individual director. The Secretary will forward any communications received directly to the intended recipient in accordance with the instructions.

CODE OF ETHICS

We have adopted a supplemental antifraud code of ethics which applies to, among others, our principal and senior financial officers, including our principal executive officer and principal financial officer. Our supplemental antifraud code of ethics is filed as Exhibit 14.1 of our Annual Report on Form 10-K, filed with the SEC on March 16, 2018, and can be accessed via the SEC’s Internet site at www.sec.gov. We intend to disclose any amendments to or waivers of required provisions of this code on a Current Report on Form 8-K.

We have also adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons. Access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. Our code of ethics is filed as Exhibit 99 (R) to Form N-2, filed with the SEC on December 24, 2014, and can be accessed via the SEC’s Internet site. We also have a code of business conduct, which is available on our website and in print to any stockholder who requests it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Because our executive officers did not receive any direct compensation from us, none of the Board, the Compensation Committee, or any present or former officers or employees of the Company participated in any deliberations concerning executive officer compensation.

COMPENSATION COMMITTEE REPORT

The Compensation Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of Firsthand Technology Value Fund, Inc. (“the Company”) (which was responsible for compensation matters for the fiscal year ended December 31, 2021) has reviewed and discussed with management the Company’s Compensation Discussion and Analysis required by Item 402(b) of Securities and Exchange Commission Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Submitted by the Compensation Committee

Kimun Lee
Nicholas Petredis
Greg Burglin
Rodney Yee

OTHER MATTERS

The Board of Directors knows of no other matters that are intended to be brought before the Annual Meeting. A dissident stockholder submitted a nominee for election at the Annual Meeting. The Board of Directors has determined that the nominee is not eligible for election at the Annual Meeting, as the nominee was not submitted in accordance with the Company’s Bylaws. Accordingly, the election of the nominee will not be considered at the Annual Meeting.

If other matters are properly presented at the Annual Meeting or any postponement or adjournment thereof, the proxies named in the enclosed proxy card will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

As of the close of business on March 15, 2022, the Record Date, we had 6,893,056 shares of stock issued and outstanding and entitled to vote at the Annual Meeting. To the knowledge of our management:

●	As of February 28, 2022, none of our independent directors owned 1% or more of our outstanding common stock. Kevin Landis held, as of that date, approximately 9.6% of our outstanding common stock.

●	As of February 28, 2022, our officers and directors owned, as a group, approximately 9.6% of our outstanding common stock.

INVESTMENT ADVISER

Firsthand Capital Management, Inc., is our investment adviser. Its principal office is located at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113.

ADMINISTRATOR

BNY Mellon Servicing (U.S.) Inc. (“BNY”) provides certain administrative services for us, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement and annual report at their addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Our current Bylaws provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 150 Almaden Boulevard, Suite 1250, San Jose, CA 95113 not earlier than the 150th day nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date our proxy statement was released to stockholders for the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder nomination or proposal intended to be considered at the 2023 Annual Meeting of Stockholders must be received by the Secretary of the Company on or after

November 27, 2022, and prior to 5:00 p.m. Pacific Time on December 27, 2022. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in our 2023 proxy statement pursuant to Rule 14a-8 of the 1934 Act, we must receive it not less than 120 calendar days before the anniversary of the date our proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by us on or before December 27, 2022 in order to be included in our proxy statement and proxy card for the 2023 Annual Meeting of Stockholders. All nominations and proposals must be in writing.

By Order of the Board of Directors

Kelvin Leung,
Secretary

April 26, 2022

We urge you to read the proxy statement carefully.
If you have questions, call 800.976.8776.

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
300 Almaden Boulevard,
San Jose, CA 95110
on May 25, 2022

Please detach at perforation before mailing.

BLUE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FIRSTHAND TECHNOLOGY VALUE FUND, INC. The undersigned stockholder of Firsthand Technology Value Fund, Inc., a Maryland corporation (the "Company"), hereby appoints Kevin Landis and Omar Billawala, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2022 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at **the Hilton San Jose hotel at 300 Almaden Boulevard, San Jose, CA 95110**, on **May 25, 2022, at 2:00 p.m**., Pacific Time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy previously given with respect to such Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this BLUE Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR the election of the nominees for directors, FOR the ratification of the selection of Tait, Weller & Baker LLP as the Company's independent registered public accounting firm and AGAINST the binding stockholder proposal, all as described in the Proxy Statement. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any postponement or adjournment thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

PLEASE MARK, SIGN, DATE THIS BLUE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on MAY 25, 2022.
The Proxy Statement and BLUE Proxy Card are available at:
https://www.proxy-direct.com/

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A Proposals The Board of Directors recommends a vote FOR proposals 1 and 2 and AGAINST proposal 3.

1. To elect one Class II Director to the Board of Directors to serve until the Company's 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualify.

01. Nicholas Petredis

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

INSTRUCTIONS: To withhold authority to vote for any individual director nominee(s), mark the "FOR ALL EXCEPT" box and write the name of the nominee(s) for which you would like to withhold authority on the following line.

____

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this BLUE Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX XXXXXXXX